                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 8, 1999

                       UNION PACIFIC RESOURCES GROUP INC.
               (Exact name of registrant as specified in charter)

        Utah                 1-13916              13-2647483
   (State or other         (Commission           (IRS Employer
    jurisdiction of        File Number)        Identification No.)
    incorporation)

777 Main Street, Fort Worth, Texas                         76102
----------------------------------                         -----
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number including area code           817-321-6000
                                                            ------------


(Former name or former address, if changed since last report)
Not applicable

Item 5.   Other Events.

     On April 8, 1999, Union Pacific Resources Group Inc. (the "Company") entered into Terms Agreements (including the provisions of an Underwriting Agreement incorporated by reference therein) with Credit Suisse First Boston Corporation, on behalf of themselves and as representatives of the several underwriters, in connection with the issuance of the following debt securities:
$200,000,000 7.30% Notes due April 15, 2009 and $300,000,000 7.95% Debentures
due April 15, 2029. A copy of the Underwriting Agreement is attached as Exhibit
1.1 and the Terms Agreements are attached as Exhibits 1.2 and 1.3 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits

         1.1  Underwriting Agreement dated April 8, 1999.

         1.2  Terms Agreement for $200,000,000 7.30% Notes due April 15, 2009.

         1.3  Terms Agreement for $300,000,000 7.95% Debentures due April 15,
              2029.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                UNION PACIFIC RESOURCES GROUP INC.

                                /s/ Joseph A. LaSala, Jr.
                                -------------------------

                                By:  Joseph A. LaSala, Jr.
                                     Vice President, General Counsel and
                                     Secretary

DATED: April 12, 1999

                                  EXHIBIT INDEX

Exhibit                             Description

1.1           Underwriting Agreement dated April 8, 1999.

1.2           Terms Agreement for $200,000,000 7.30% Notes due April 15, 2009.

1.3           Terms Agreement for $300,000,000 7.95% Debentures due April 15,
              2029.